Tanger Factory Outlet Centers, Inc.


                    Supplemental Operating and Financial Data

                                 March 31, 2003









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



                                     Notice





This Supplemental Operating and Financial Data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect management's current views with respect to future events and financial performance relating to our re-merchandising strategy, the renewal and re-tenanting of space, tenant sales and sales trends, interest rates, funds from operations, the development of new centers, the opening of ongoing expansions, coverage of the current dividend and the impact of sales of land parcels. These forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those projected due to various factors including, but not limited to, the risks associated with general economic and local real estate conditions, the availability and cost of capital, our ability to lease our properties, our inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, and competition. For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.





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                                Table of Contents



Section                                                                  Page

Quarterly Highlights from Press Release Dated May 6, 2003                 4


Portfolio Data
         Geographic Diversification                                       7
         Property Summary - Occupancy                                     8
         Major Tenants                                                    9
         Lease Expirations                                               10
         Leasing Activity                                                11


Financial Data
         Consolidated Balance Sheets                                     12
         Consolidated Statements of Operations                           13
         FFO and FAD Analysis                                            14
         Per Weighted Average Gross Leasable Area (GLA) Analysis         15
         Joint Venture Information                                       16
         Debt Outstanding Summary                                        17
         Future Scheduled Principal Payments                             18

Investor Information                                                     19











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



Quarterly Highlights from Press Release dated May 6, 2003

Greensboro, NC, May 6, 2003, Tanger Factory Outlet Centers, Inc. (NYSE:SKT) today reported net income for the first quarter of 2003 was $2.2 million, or $0.19 per share, as compared to net income of $1.4 million, or $0.12 per share for the first quarter of 2002, representing a 58.3% per share increase. For the three months ended March 31, 2003, funds from operations ("FFO"), a widely accepted measure of REIT performance, was $10.3 million, or $0.78 per share, as compared to FFO of $8.9 million, or $0.76 per share, for the three months ended March 31, 2002, representing a 15.1% increase in total FFO and a 2.6% per share increase. Net income and FFO per share amounts above are on a diluted basis. A reconciliation of net income to FFO is presented on the supplemental information page of this press release.

                            First Quarter Highlights

o    95% period-end portfolio occupancy rate

o    152  leases   signed,   totaling   677,000  square  feet  with  respect  to
     re-tenanting and renewal activity, including 50.4% of the square footage scheduled to expire during 2003

o $293 per square foot in reported same-space tenant sales for the rolling twelve months ended March 31, 2003

o 7.2% occupancy cost per square foot for the rolling twelve months ended March 31, 2003

o 99,000 square feet of development/expansion space underway and scheduled to open in third quarter of 2003

o 45.8% debt-to-total market capitalization ratio, 2.62 times interest coverage ratio

o $0.615 per share in common dividends declared, $2.46 per share annualized, representing 10th consecutive year of increased dividends

Stanley K. Tanger, Chairman of the Board and Chief Executive Officer, commented, "Our portfolio and tenants continued to perform well and post solid results, despite being faced with numerous challenges in the first quarter, including unusually harsh winter conditions and the shift in the Easter holiday to the second quarter of 2003. Our portfolio occupancy held firm again at a strong 95%, equaling our first-quarter occupancy rate for the past four consecutive years. Importantly, we continued to operate our centers in a cost efficient manner, as was evidenced by our low occupancy cost of 7.2%." Mr. Tanger continued, "During the first three months we have already released or renewed approximately 50% of the space scheduled to expire during the entire year. We are on track with our development and expansion activities, which may have a positive impact on our earnings in the second half of the year. Overall, we remain well-positioned to achieve our stated growth objectives for the year."

                           Portfolio Operating Results

During the first quarter of 2003, Tanger executed 152 leases, totaling approximately 677,000 square feet, including approximately 539,000 square feet, representing 50.4%, of the 1,070,000 square feet originally scheduled to expire during 2003. Tanger achieved a 1.7% increase in base rental revenue per square


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foot, on a cash basis,  with respect to this  re-tenanting and renewal activity.
Additionally, the average initial cash base rent for new stores opened during the first quarter of 2003 was $19.01, representing an increase of $1.43 or 8.1% above the average base rent for stores closed during the first quarter of 2003.

Reported same-space sales per square foot for the rolling twelve months ended March 31, 2003 were $293 per square foot. This represents a 0.3% decrease compared to $294 per square foot for the rolling twelve months ended March 31, 2002. For the first quarter of 2003, same-space sales decreased by 6.1%, as compared to the record high first quarter sales for the same period in 2002. Same-space sales is defined as the weighted average sales per square foot reported in space open for the full duration of the comparative periods. The sales results are due, in part, to the severe winter during the first quarter of 2003 and the shift in the Easter holiday to the second quarter of 2003.

                              Investment Activities

In January 2003, Tanger acquired a 29,000 square foot, 100% leased expansion located contiguous with its existing factory outlet center in Sevierville, Tennessee. The purchase price was $4.7 million with an expected return of 10%. Construction of an additional 35,000 square foot expansion of the center is currently under way, with stores expected to open during the summer of 2003. The cost of expansion is estimated to be $4.0 million with an expected return in excess of 13%. Upon completion of the expansion, the Sevierville center will total approximately 418,000 square feet.

Tanger is currently underway with constructing the second phase of our newly opened, 100% leased center in Myrtle Beach, SC. The second phase totals 64,000 square feet and stores are expected to open during the summer of 2003. The center, which was developed and is managed and leased by the Company, is owned through a joint venture of which the Company owns a 50% interest. Accordingly, the Company's capital investment for the second phase will be approximately $1.1 million with an expected return in excess of 20%.

                              Balance Sheet Summary

As of March 31, 2003, Tanger had a total market capitalization of approximately $744 million, with $341 million of debt outstanding, equating to a 45.8% debt-to-total market capitalization ratio. This compares favorably to a total market capitalization of approximately $674 million with $360 million of debt outstanding on March 31, 2002. The Company had a 53.3% debt-to-total market capitalization ratio as of March 31, 2002. During the first quarter Tanger reduced its debt outstanding by $3.9 million. As of March 31, 2003, the Company had $19.3 million outstanding with $65.7 million available on its lines of credit. The Company continues to improve its interest coverage ratio, which was
2.62 times for the first quarter of 2003, as compared to 2.35 times interest coverage in the same period last year.

On May 2, 2003, Tanger announced it would call for redemption all of its outstanding Depositary Shares representing Series A Cumulative Convertible Redeemable Preferred Shares (NYSE: SKT-A) on June 20, 2003. The redemption price will be $25.00 per Depositary Share, plus accrued and unpaid dividends, if any,


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to, but not including, the redemption date. Prior to redemption, each Depositary
Share may be converted to .901 common shares at the option of the Depositary Share holder until 5:00 p.m., Eastern Time, on June 17, 2003.

                           2003 FFO Per Share Guidance

Based on current market conditions, the strength and stability of its core portfolio and the Company's ongoing development, expansion and acquisition pipeline, Tanger currently believes its FFO for 2003 will range between $3.44 and $3.50 per share. Tanger currently expects 2003 FFO to range between $0.81 to $0.83 per share for the second quarter, $0.87 to $0.89 per share for the third quarter and $0.98 to $1.00 per share for the fourth quarter.

                          First Quarter Conference Call

Tanger will host a conference call to discuss its first quarter results for analysts, investors and other interested parties on Tuesday, May 6, 2003, at 3:00 P.M. eastern time. To access the conference call, listeners should dial 1-877-277-5113 and request to be connected to the Tanger Factory Outlet Centers First Quarter Financial Results call. Alternatively, the call will be webcast by CCBN and can be accessed at Tanger Factory Outlet Centers, Inc.'s web site at www.tangeroutlet.com, (click on "Corporate News").

A telephone replay of the call will be available from May 6, 2003 starting at 5:00 P.M eastern time through May 13, 2003, by dialing 1-800-642-1687 (conference ID # 9544838). Additionally, an online archive of the broadcast will also be available through May 13, 2003.

                       About Tanger Factory Outlet Centers

Tanger Factory Outlet Centers, Inc. (NYSE: SKT), a fully integrated, self-administered and self-managed publicly traded REIT, presently operates 34 centers in 21 states coast to coast, totaling approximately 6.2 million square feet of gross leasable area. We are filing a Form 8-K with the Securities and Exchange Commission that includes a supplemental information package for the quarter ended December 31, 2002. For more information on Tanger Outlet Centers, visit our web site at www.tangeroutlet.com.

This press release may contain forward-looking statements regarding our re-merchandising strategy, the renewal and re-tenanting of space, tenant sales and sales trends, interest rates, funds from operations and the development of new centers. These forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those projected due to various factors including, but not limited to, the risks associated with general economic and local real estate conditions, the availability and cost of capital, our ability to lease our properties, our inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, and competition. For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2002.


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Geographic Diversification

                              As of March 31, 2003
------------------------------------------------------------------------------
       State              # of Centers          GLA             % of GLA
--------------------- -------------------- --------------- -------------------
Georgia                         4             950,590             17%

New York                        1             729,238             13%

Texas                           2             619,426             11%

Tennessee                       2             477,412              8%

Michigan                        2             437,651              8%

Missouri                        1             277,494              5%

Iowa                            1             277,230              5%

South Carolina (1)              1             260,033              5%

Pennsylvania                    1             255,059              4%

Louisiana                       1             245,199              4%

Florida                         1             198,789              3%

North Carolina                  2             187,702              3%

Arizona                         1             184,768              3%

Indiana                         1             141,051              3%

Minnesota                       1             134,480              2%

California                      1             105,950              2%

Maine                           2              84,397              1%

Alabama                         1              79,575              1%

New Hampshire                   2              61,745              1%

West Virginia                   1              49,252              1%
--------------------- -------------------- --------------- -------------------
           Total                29          5,757,041             100%
--------------------- -------------------- --------------- -------------------


(1) Includes one center totaling 260,033 sq. ft. of which Tanger owns a 50% interest through a joint venture arrangement.


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

Property Summary - Occupancy

----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
                                                      %             %               %               %              %
                                  Total GLA        Occupied      Occupied        Occupied        Occupied       Occupied
 Location                          03/31/03        03/31/03      12/31/02        09/30/02        06/30/02       03/31/02
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Riverhead, NY                        729,238            98%           100%             99%            99%            98%

San Marcos, TX                       441,936           100%           100%             98%            98%            97%

Sevierville, TN                      382,854           100%           100%            100%           100%           100%

Commerce II, GA                      342,556            93%            99%             96%            97%            95%

Howell, MI                           325,231            99%           100%            100%            n/a            n/a

Branson, MO                          277,494            97%            99%            100%            98%            94%

Williamsburg, IA                     277,230            97%           100%             99%            98%            97%

Myrtle Beach, SC (1)                 260,033           100%           100%            100%           100%            n/a

Lancaster, PA                        255,059            94%            98%             96%            96%            94%

Locust Grove, GA                     248,854            99%           100%            100%            98%           100%

Gonzales, LA                         245,199            97%            99%             98%            96%            97%

Fort Myers, FL                       198,789            97%            99%             97%            93%            96%

Commerce I, GA                       185,750            79%            90%             87%            90%            84%

Casa Grande, AZ                      184,768            89%            96%             90%            89%            89%

Terrell, TX                          177,490            96%           100%            100%            95%            96%

Dalton, GA                           173,430            93%            98%             98%            96%            90%

Seymour, IN                          141,051            74%            80%             80%            76%            73%

North Branch, MN                     134,480            99%           100%            100%           100%           100%

West Branch, MI                      112,420            95%           100%            100%            98%           100%

Barstow, CA                          105,950            72%            62%             57%            57%            59%

Blowing Rock, NC                     105,448            94%           100%            100%           100%           100%

Pigeon Forge, TN                      94,558            95%            97%             94%           100%           100%

Nags Head, NC                         82,254           100%           100%            100%           100%           100%

Boaz, AL                              79,575            95%            97%             91%            93%            93%

Kittery I, ME                         59,694           100%           100%            100%           100%           100%

LL Bean, NH                           50,745            91%           100%            100%           100%           100%

Martinsburg, WV                       49,252            61%            69%             51%            57%            73%

Kittery II, ME                        24,703           100%            94%             94%            94%            94%

Clover, NH                            11,000           100%           100%            100%           100%           100%

Bourne, MA                               n/a            n/a            n/a            100%           100%           100%

Ft Lauderdale, FL                        n/a            n/a            n/a             n/a            n/a           100%
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
           Total                   5,757,041            95%            98%             96%            96%            95%
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------

[GRAPH APPEARS HERE]

'03/03  '12/02  '09/02  '06/02  '03/02  '12/01  '09/01  '06/01  '03/01
  95%     98%     96%     96%     95%     96%     95%     94%     95%

    Portfolio Weighted Average Occupancy at the End of Each Period


(1) Includes one center totaling 260,033 sq. ft. of which Tanger owns a 50% interest through a joint venture arrangement.


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Major Tenants

-------------------------------------------------------------------------------
                  Ten Largest Tenants As of March 31, 2003 (1)
-------------------------------------------------------------------------------
                                              # of                    % of
  Tenant                                     Stores         GLA     Total GLA
------------------------------------------ -------- -------------- -----------
The Gap, Inc.                                    37        383,996        6.7%

Phillips-Van Heusen                              70        318,664        5.5%

Liz Claiborne                                    38        312,655        5.4%

Reebok International                             26        186,561        3.2%

Dress Barn, Inc.                                 20        143,512        2.5%

Sara Lee Corporation                             32        123,040        2.1%

Brown Group Retailer                             25        120,446        2.1%

Mikasa                                           15        120,086        2.1%

Polo Ralph Lauren                                15        106,566        1.9%

VF Factory Outlet                                 4        105,697        1.8%
------------------------------------------- -------- -------------- -----------
Total of All Listed Above                       282      1,921,223       33.3%
------------------------------------------- -------- -------------- -----------



(1) Includes one center totaling 260,033 sq. ft. of which Tanger owns a 50% interest through a joint venture arrangement.


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Lease Expirations as of March 31, 2003

                   Percentage of Total Gross Leasable Area (1)

[GRAPH APPEARS HERE]

 2003    2004    2005    2006    2007   2008    2009    2010    2011    2012    2013+
10.00%  23.00%  16.00%  15.00%  16.00%  9.00%   3.00%   1.00%   2.00%   3.00%   2.00%


                  Percentage of Total Annualized Base Rent (1)

[GRAPH APPEARS HERE]

 2003    2004    2005    2006    2007   2008    2009    2010    2011    2012    2013+
8.00%   21.00%  17.00%  16.00%  19.00%  9.00%   2.00%   1.00%   2.00%   3.00%   2.00%


(1) Includes one center totaling 260,033 sq. ft. of which Tanger owns a 50% interest through a joint venture arrangement.


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

Leasing Activity

---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
                                                                                                                Year to
                                                        03/31/03      06/30/03       09/30/03     12/31/03        Date
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
Re-tenanted Space:

    Number of leases                                         35                                                     35

    Gross leasable area                                 138,468                                                138,468

    New base rent per square foot                        $16.89                                                 $16.89

    Prior base rent per square foot                      $16.38                                                 $16.38

    Percent increase in rent per square foot               3.1%                                                   3.1%


Renewed Space:

    Number of leases                                        117                                                    117

    Gross leasable area                                 538,506                                                538,506

    New base rent per square foot                        $13.35                                                 $13.35

    Prior base rent per square foot                      $13.19                                                 $13.19

    Percent increase in rent per square foot               1.2%                                                   1.2%


Total Re-tenanted and Renewed Space:

    Number of leases                                        152                                                    152

    Gross leasable area                                 676,974                                                676,974

    New base rent per square foot                        $14.07                                                 $14.07


    Prior base rent per square foot                      $13.84                                                 $13.84

    Percent increase in rent per square foot               1.7%                                                   1.7%

---------------------------------------------------- ------------- -------------- ------------- ------------ ------------



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

Consolidated Balance Sheets  (dollars in thousands)

---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
                                                         03/31/03     12/31/02      09/30/03      06/30/02     03/31/02
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Assets

   Rental Property

       Land                                               $51,274      $51,274       $52,345       $50,176      $60,196

       Buildings                                          581,766      571,125       571,826       535,438      541,010
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
   Total rental property                                  633,040      622,399       624,171       585,614      601,206

       Accumulated depreciation                          (180,996)    (174,199)     (168,327)     (161,612)    (155,614)
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
   Total rental property - net                            452,044      448,200       455,844       424,002      445,592

   Cash                                                       209        1,072           209           204          210

   Deferred charges - net                                   9,648       10,104        10,494        10,465       11,084

   Other assets                                            13,424       18,299        13,543        30,783       12,183

---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total assets                                             $475,325     $477,675      $480,090      $465,454     $469,069
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------


Liabilities & Shareholders' Equity

  Liabilities

    Debt

       Senior, unsecured notes                           $148,009     $150,109      $155,609      $155,609     $155,609

       Mortgages payable                                  173,811      174,421       175,018       175,603      176,176

       Lines of credit                                     19,319       20,475        16,269        26,625       27,786
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
    Total debt                                            341,139      345,005       346,896       357,837      359,571

    Construction trade payables                             7,560        3,310         4,041         4,141        3,934

    Accounts payable & accruals                            12,070       15,095        14,743        12,943       11,278
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
  Total liabilities                                       360,769      363,410       365,680       374,921      374,783
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
  Minority interest                                        23,245       23,630        23,727        19,326       20,386
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
  Shareholders' equity

    Preferred shares                                            1            1             1             1            1

    Common shares                                              93           90            90            80           80

    Paid in capital                                       165,641      161,192       160,589       138,177      137,684

    Distributions in excess of net income                (74,324)     (70,485)      (69,672)      (66,619)     (63,370)

    Accum. other comprehensive loss                         (100)        (163)         (325)         (432)        (495)
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
  Total shareholders' equity                               91,311       90,635        90,683        71,207       73,900
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total liabilities & shareholders' equity                 $475,325     $477,675      $480,090      $465,454     $469,069
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------



Consolidated Statements of Operations  (dollars and shares in thousands)

--------------------------------------- ----------------------------------------------------------------- ------------------------
                                                      Three Months Ended                                             YTD
--------------------------------------- ----------------------------------------------------------------- ------------------------
                                               03/03        12/02        09/02        06/02        03/02        03/03       03/02
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Revenues

   Base rentals                              $19,661      $20,545      $18,724      $18,417      $18,066      $19,661     $18,066
   Percentage rentals                            395        1,602          778          581          597          395         597
   Expense reimbursements                      8,450        8,618        7,375        7,297        7,260        8,450       7,260
   Other income                                  671        1,116        1,044          583          564          671         564
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
      Total revenues                          29,177       31,881       27,921       26,878       26,487       29,177      26,487
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Expenses

   Property operating                         10,017       10,217        8,616        8,639        8,611       10,017       8,611
   General & administrative                    2,430        2,237        2,623        2,092        2,275        2,430       2,275
   Interest                                    6,724        7,042        7,171        7,118        7,129        6,724       7,129
   Depreciation & amortization                 7,329        7,406        7,184        7,099        7,066        7,329       7,066
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
      Total expenses                          26,500       26,902       25,594       24,948       25,081       26,500      25,081
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Income before equity in earnings
    of unconsolidated joint ventures,
    minority interest, discontinued
    operations and extraordinary item          2,677        4,979        2,327        1,930        1,406        2,677       1,406
Equity in earnings of unconsolidated
    joint ventures                                92          142          317         (75)            8           92           8
Minority interest                               (578)      (1,175)        (591)        (388)        (252)        (578)       (252)
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Income from continuing operations              2,191        3,946        2,053        1,467        1,162        2,191       1,162
Discontinued operations (1)                       --        1,214          255          627          283           --         283
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Income before extraordinary item               2,191        5,160        2,308        2,094        1,445        2,191       1,445
Extraordinary item - loss on early
    extinguishments of debt                       --           --           --           --           --           --          --
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Net income                                     2,191        5,160        2,308        2,094        1,445        2,191       1,445
Less applicable preferred share
    dividends                                  (443)        (442)        (443)        (442)        (444)        (443)       (444)
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Net income available to common
    shareholders                              $1,748       $4,718       $1,865       $1,652       $1,001       $1,748      $1,001
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------

Basic earnings per common share:
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
   Income from continuing operations            $.19         $.39         $.19         $.13         $.09         $.19        $.09
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
   Net income                                   $.19         $.52         $.22         $.21         $.13         $.19        $.13
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------

Diluted earnings per common share:
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
   Income from continuing operations            $.19         $.38         $.19         $.12         $.09         $.19        $.09
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
   Net income                                   $.19         $.51         $.22         $.20         $.12         $.19        $.12
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------

Weighted average common shares:
   Basic                                       9,181        9,047        8,269        8,015        7,948        9,181       7,948
   Diluted                                     9,408        9,279        8,490        8,229        8,028        9,408       8,028
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------


FFO and FAD Analysis  (dollars and shares in thousands)

----------------------------------------- ---------------------------------------------------------------- ------------------------
                                                             Three Months Ended                                        YTD
----------------------------------------- ---------------------------------------------------------------- ------------------------
                                                03/03        12/02        09/02        06/02        03/02         03/03       3/02
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------- ----------
Funds from operations:
   Net income                                  $2,191       $5,160       $2,308       $2,094       $1,445        $2,191     $1,445
   Adjusted for -
      Extraordinary item                           --           --           --                        --            --         --
      Minority interest                           578        1,175          591          388          252           578        252
      Minority interest, depreciation
        and amortization in
        discontinued operations                    --          417          110          336          237            --        237
       Depreciation and amortization
        uniquely significant to
        real estate - wholly owned              7,255        7,336        7,107        7,025        6,993         7,255      6,993
      Depreciation and amortization
        uniquely significant to
        real estate - joint ventures              254          255          168           --           --           254         --
      Gain on sale of real estate                  --      (1,242)           --        (460)           --            --         --
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------- ----------
Funds from operations                         $10,278      $13,101      $10,284       $9,383       $8,927       $10,278     $8,927
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------- ----------

----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------- ----------
Funds from operations per share                  $.78        $1.01         $.84         $.78         $.76          $.78       $.76
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------- ----------
Funds available for distribution:
   Funds from operations                      $10,278      $13,101      $10,284       $9,383       $8,927       $10,278     $8,927
   Plus -
      Corporate depreciation
          excluded above                           74           71           77           75           73            74         73
      Amortization of finance costs               317          312          313          289          303           317        303
      Straight line rent adjustment                57           55           91           60           41            57         41
   Less -
      2nd generation tenant allowances        (1,417)        (455)        (136)        (429)      (1,206)       (1,417)    (1,206)
      Capital improvements                    (1,045)        (737)        (899)        (578)        (370)       (1,045)      (370)
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------- ----------
Funds available for distribution               $8,264      $12,347       $9,730       $8,800       $7,768        $8,264     $7,768
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------- ----------

----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------- ----------
Funds available for distribution
   per share                                     $.63         $.95         $.79         $.73         $.66          $.63       $.66
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------- ----------

----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------- ----------
Dividends paid per share                       $.6125       $.6125       $.6125       $.6125         $.61        $.6125       $.61
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------- ----------

----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------- ----------
FFO payout ratio                                  79%          61%          73%          79%          80%           79%        80%
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------- ----------

----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------- ----------
FAD payout ratio                                  97%          64%          78%          84%          92%           97%        92%
Diluted weighted average common
   shares                                      13,164       13,035       12,245       11,984       11,787        13,164     11,787
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------- ----------



Per Weighted Average Gross Leasable Area (GLA) Analysis

-------------------------------------------- ------------------------------------------------------------- ------------------------
                                                         Three Months Ended                                             YTD
-------------------------------------------- ------------------------------------------------------------- ------------------------
                                                  03/03       12/02       09/02        06/02        03/02        03/03       03/02
-------------------------------------------- ----------- ----------- ----------- ------------ ------------ ------------ -----------
GLA open at end of period  -
    Wholly owned (000's)                          5,497       5,469       5,493        5,167        5,332        5,497       5,332
    Partially owned (000's) (1)                     260         260         260          260           --          260          --
    Managed properties (000's)                      457         457         434          105          105          457         105
Total GLA open at end of period                   6,214       6,186       6,187        5,532        5,437        6,214       5,437
Weighted average GLA (000's) (2)                  5,492       5,469       5,222        5,144        5,144        5,492       5,144

End of period occupancy (1)                         95%         98%         96%          96%          95%          95%         95%


               PER SQUARE FOOT
               ===============
Revenues

   Base rentals                                   $3.58       $3.76       $3.59        $3.58        $3.51        $3.58       $3.51

   Percentage rentals                               .07         .29         .15          .11          .12          .07         .12

   Expense reimbursements                          1.54        1.58                     1.42         1.41         1.54        1.41
                                                                           1.41
   Other income                                     .12         .20         .20          .11          .11          .12         .11
-------------------------------------------- ----------- ----------- ----------- ------------ ------------ ------------ -----------
      Total revenues                               5.31        5.83        5.35         5.22         5.15         5.31        5.15
-------------------------------------------- ----------- ----------- ----------- ------------ ------------ ------------ -----------
Expenses

   Property operating                              1.82        1.87        1.65         1.68         1.67         1.82        1.67

   General & administrative                         .44         .41         .50          .41          .44          .44         .44

   Interest                                        1.22        1.29        1.37         1.38         1.39         1.22        1.39

   Depreciation & amortization                     1.33        1.35        1.38         1.38         1.38         1.33        1.38
-------------------------------------------- ----------- ----------- ----------- ------------ ------------ ------------ -----------
      Total expenses                               4.81        4.92        4.90         4.85         4.88         4.81        4.88
-------------------------------------------- ----------- ----------- ----------- ------------ ------------ ------------ -----------
Income before equity in earnings of
unconsolidated joint ventures, minority
interest, discontinued operations and
extraordinary item                                 $.50        $.91        $.45         $.37         $.27         $.50        $.27
-------------------------------------------- ----------- ----------- ----------- ------------ ------------ ------------ -----------

Total revenues less property operating and
general & administrative expenses ("NOI")         $3.05       $3.55       $3.19        $3.12        $3.03        $3.05       $3.03
-------------------------------------------- ----------- ----------- ----------- ------------ ------------ ------------ -----------

Funds from operations                             $1.87       $2.40       $1.97        $1.82        $1.74        $1.87       $1.74
-------------------------------------------- ----------- ----------- ----------- ------------ ------------ ------------ -----------

(1) Includes one center totaling 260,033 sq. ft. of which Tanger owns a 50% interest through a joint venture arrangement.

(2) Represents GLA of wholly owned operating properties weighted by months of operation. GLA is not adjusted for fluctuations in occupancy that may occur subsequent to the original opening date. Excludes GLA of properties for which their results are included in discontinued operations.


Joint Venture Information

Summary Balance Sheets  (dollars in thousands)

---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
                                                         03/31/03     12/31/02      09/30/02      06/30/02      3/31/02
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Assets

   Investment properties at cost - net                    $34,670      $32,153       $31,560       $28,968      $18,445

   Cash and cash equivalents                                  100          514           510           226           57

   Deferred charges - net                                   1,790        1,751         1,676         1,591        1,470

   Other assets                                             1,500        1,491         1,503         1,384          790
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total assets                                              $38,060      $35,909       $35,249       $32,169      $20,762
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------

Liabilities & Owners' Equity

    Mortgage payable                                      $25,705      $25,513       $21,555       $18,058       $8,345

    Construction trade payables                             1,729        1,644         4,222         3,530        3,420

    Accounts payable & other liabilities                      868          522           756         1,927          293
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total liabilities                                          28,302       27,679        26,533        23,515       12,058

Owners' equity                                              9,758        8,230         8,716         8,654        8,704
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total liabilities & owners' equity                        $38,060      $35,909       $35,249       $32,169      $20,762
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------



Summary Statements of Operations  (dollars in thousands)

------------------------------------------ --------------------------------------------------------------- ------------------------
                                                             Three Months Ended                                        YTD
------------------------------------------ --------------------------------------------------------------- ------------------------
                                                03/03        12/02        09/02        06/02        03/02        03/03       03/02
 ----------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------ -----------
Revenues                                       $1,727       $1,700       $2,178         $225          $16       $1,727         $16
------------------------------------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
Expenses
   Property operating                             704          609          930          385          ---          704         ---
   General & administrative                        17           13          ---          ---          ---           17         ---
   Interest                                       325          322          256          ---          ---          325         ---
   Depreciation & amortization                    528          536          348          ---          ---          528         ---
------------------------------------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
     Total expenses                             1,574        1,480        1,534          385          ---        1,574         ---
------------------------------------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
Net income                                       $153         $220         $644       $(160)          $16         $153         $16
------------------------------------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------

Tanger Factory Outlet Centers, Inc.
     Share of:
------------------------------------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------
        Total revenues less property
        operating and general &
        administrative expenses ("NOI")          $503         $539         $624        $(80)           $8         $503          $8
        Net income                                $92         $142         $317        $(75)           $8          $92          $8
        Depreciation (real estate related)       $254         $255         $168          ---          ---         $254         ---
------------------------------------------ ----------- ------------ ------------ ------------ ------------ ------------ -----------



Debt Outstanding Summary  (dollars in thousands)

--------------------------------------------------------------------------------------------------------
                                          As of March 31, 2003
--------------------------------------------------------------------------------------------------------
                                             Principal             Interest                Maturity
                                              Balance                Rate                    Date
----------------------------------------- -------------- ------------------------------ ----------------
Mortgage debt

   Lancaster, PA                                $14,435             9.770%                 04/10/05

   Commerce I, GA                                 8,173             9.125%                 09/10/05

   Branson, MO                                   24,000          Libor + 1.75%             03/26/06

   Commerce II, GA                               29,500          Libor + 1.75%             03/26/06

   Dalton, GA                                    11,082             7.875%                 04/01/09

   Kittery I, ME                                  6,306             7.875%                 04/01/09

   San Marcos I, TX                              18,823             7.875%                 04/01/09

   San Marcos II, TX                             18,966             7.980%                 04/01/09

   West Branch, MI                                7,035             7.875%                 04/01/09

   Williamsburg, IA                              19,340             7.875%                 04/01/09

   Blowing Rock, NC                               9,622             8.860%                 09/01/10

   Nags Head, NC                                  6,529             8.860%                 09/01/10
----------------------------------------- -------------- ------------------------------ ----------------
Total mortgage debt                             173,811
----------------------------------------- -------------- ------------------------------ ----------------

Corporate debt

   Unsecured credit facilities                   19,319    Libor + (1.60% to 1.75%)        06/30/04

   1997 Senior unsecured notes                   48,009             7.875%                 10/24/04

   2001 Senior unsecured notes                  100,000             9.125%                 02/15/08
----------------------------------------- -------------- ------------------------------ ----------------
Total corporate debt                            167,328
----------------------------------------- -------------- ------------------------------ ----------------
Total debt                                     $341,139
----------------------------------------- -------------- ------------------------------ ----------------


Future Scheduled Principal Payments (dollars in thousands)

------------------------------------------------------------------------
                           As of March 31, 2003
------------------------------------------------------------------------
                          Scheduled                            Total
                         Amortization        Balloon         Scheduled
Year                       Payments          Payments        Payments
---------------------- ----------------- --------------- ---------------
2003                             $1,909              --          $1,909

2004 (1)                          2,740          67,328          70,068

2005                              2,524          20,576          23,100

2006                              2,168          53,500          55,668

2007                              2,349              --           2,349

2008                              2,545         100,000         102,545

2009                                967          70,474          71,441

2010                                181          13,878          14,059

2011                                 --              --              --

2012                                 --              --              --

2013 & thereafter                    --              --              --
---------------------- ----------------- --------------- ---------------
                                $15,383        $325,756        $341,139
---------------------- ----------------- --------------- ---------------




(1) Balloon payments in 2004 include $19,319 relating to amounts outstanding under the unsecured credit facilities.

     Investor Information


Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.


Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:   (336) 292-3010 ext 6865
Fax:     (336) 297-0931
e-mail:  tangermail@tangeroutlet.com
         ---------------------------
Mail:    Tanger Factory Outlet Centers, Inc.
         3200 Northline Avenue
         Suite 360
         Greensboro, NC  27408